SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): March 12, 2004
                                                  --------------

                    ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

                                     FLORIDA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                 000-30932                      98-0346354
             -------------------      ------------------------------
             Commission File No.      I.R.S. Employer Identification


              132 PENN AVENUE, TELFORD PA                        18969
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         Address of principal executive offices                Zip Code


                                 (215) 721-2188
               --------------------------------------------------
               Registrant's telephone number, Including area code


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         99.1 Environmental Solutions Worldwide, Inc. earnings press release dated March 12, 2004

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with SEC Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished under both Item 9 and
Item 12.
         On March 12, 2004 the Registrant ("Company") reported its fiscal year end and fourth quarter results for the period ended December 31, 2003. A copy of the press release issued by the Company on March 12, 2004 concerning the foregoing results as furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information in this report including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any incorporation language in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   Telford, PA
         March 12, 2004


                         ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                         -----------------------------------------------
                         (Registrant)


                         /S/ JOHN A. DONOHOE, JR.
                         -----------------------------------------------
                         John A. Donohoe, Jr.
                         CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT


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